UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Alimera Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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6120 Windward Parkway
Suite 290
Alpharetta, Georgia 30005

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 16, 2016

October 14, 2016

Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders of Alimera Sciences, Inc. (the “Company”) to be held on Wednesday, November 16, 2016 at 9:00 a.m. local time (the “Special Meeting”). For your convenience, the Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/ALIM2016. Be sure to have the control number that appears on the proxy card or voting instructions that you have been provided in order to join the meeting. This proxy is solicited on behalf of the Board of Directors of the Company.
The only matter scheduled to be considered at the Special Meeting is a proposal to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 150,000,000 shares. The Board of Directors recommends the approval of the proposal being presented at the Special Meeting as being in the best interests of the Company and its stockholders.
We will mail our stockholders the proxy materials beginning on or about October 14, 2016.
I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

Jeffrey Burris
Secretary of the Company

6120 Windward Parkway
Suite 290
Alpharetta, Georgia 30005

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 16, 2016

October 14, 2016

To the Stockholders of Alimera Sciences, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Alimera Sciences, Inc. (the “Company”) will be held Wednesday, November 16, 2016 at 9:00 a.m. local time (the “Special Meeting”), for the following purposes:
1. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 150,000,000 shares; and
2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
For your convenience, the Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/ALIM2016. Be sure to have the control number that appears on the proxy card or voting instructions that you have been provided in order to join the Special Meeting. The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Stockholders accompanying this notice. Only stockholders of the Company of record at the close of business on October 13, 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.
We will make available a list of stockholders ten days prior to the Special Meeting at the Company’s executive offices, 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005. In addition, during the Special Meeting such list of stockholders will be available for examination at www.virtualshareholdermeeting.com/ALIM2016.
All stockholders of the Company are cordially invited to attend the Special Meeting via the Internet. However, to ensure your representation at the Special Meeting, you are urged to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card. You may revoke your voted proxy at any time prior to the Special Meeting or vote electronically during the Special Meeting.

By order of the Board of Directors,
/s/ Jeffrey Burris
Jeffrey Burris
Secretary of the Company
Alpharetta, Georgia
Date: October 14, 2016
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE. IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS. YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED. THIS PROXY STATEMENT AND OUR ANNUAL REPORT ARE AVAILABLE TO STOCKHOLDERS AT WWW.PROXYVOTE.COM.

ALIMERA SCIENCES, INC.

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2016

ALIMERA SCIENCES, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2016

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board” or the “Board of Directors”) of Alimera Sciences, Inc. (the “Company”) is soliciting proxies to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on Wednesday, November 16, 2016 at 9:00 a.m. local time, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders of the Company (the “Notice”). For your convenience, the Special Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/ALIM2016. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to the Company.

The proxy materials are being distributed and made available on or about October 14, 2016. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Special Meeting. Please read it carefully.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the Company’s stockholders to consider and vote upon: (i) the proposal to amend (the “Amendment”) the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), from 100,000,000 shares to 150,000,000 shares and (ii) any other business that is related to the approval of the Amendment, including matters incident to the conduct of the Special Meeting, such as any motion for adjournment or postponement. The changes to the Company's Certificate of Incorporation that would be enacted if the Amendment is adopted are set forth in Appendix A to this proxy statement.

Upon receiving stockholder approval, the Amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State.

Householding

If you are a beneficial owner, your bank or broker may deliver a single proxy statement, along with individual proxy cards, or individual Notices to any household at which two or more stockholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Stockholders may revoke their consent to future householding mailings or enroll in householding mailings by submitting your request to the address or phone number that appears on your proxy card.

Record Date, Outstanding Voting Securities

Only stockholders of record at the close of business on October 13, 2016, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. On the record date, there were 64,770,086 shares of Common Stock and 600,000 shares of the Company’s Series A Preferred Stock outstanding. All of these outstanding shares are entitled to vote at the Special Meeting (one vote per share of Common Stock and one vote per share of Common Stock underlying the Series A Preferred Stock on an as-converted basis (based on a deemed conversion price of $2.95 per share resulting in 8,135,593 votes for the Series A Preferred Stock) as of the record date) in connection with the matters set forth in this proxy statement. Additionally, on the record date, 8,416.251 shares of our non-voting Series B Preferred Stock were outstanding but are not entitled to vote on any matters presented at the Special Meeting.

Quorum

A quorum of stockholders is necessary to conduct business at the Special Meeting. Pursuant to our amended and restated bylaws, a quorum will be present if a majority of the voting power of outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Special Meeting. On the record date, there were 64,770,086 shares of Common Stock outstanding and entitled to vote and 8,135,593 shares of Common Stock underlying the outstanding Series A Preferred Stock (based on a deemed conversion price of $2.95 per share) entitled to vote. Thus, 36,452,840 shares must be represented by stockholders present at the Special Meeting or represented by proxy to have a quorum. The holders of the Common Stock and the Series A Preferred Stock (on an as converted basis based on a deemed conversion price of $2.95 per share) vote together as a single class for the proposals in this proxy statement. Our Series B Preferred Stock is non-voting and is not included for the purposes of the calculations above.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Special Meeting virtually and vote at that time. Abstentions and withheld will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the chairman of the meeting or holders of a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

Required Vote

Proposal One (as defined below) regarding the Amendment requires the affirmative vote (“FOR” vote) of a majority of the issued and outstanding shares of Common Stock, so a failure to vote your shares is effectively a vote “AGAINST” the proposal. You may vote for, against, or abstain on the Amendment. Abstentions from voting will be considered shares present and entitled to vote on the Amendment and, since approval of the Amendment requires a majority of the issued and outstanding shares of Common Stock, will have the same effect as a vote “AGAINST” the Amendment.

Non-Routine Proposal

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet electronically during the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers or other nominees who hold shares of our Common Stock or preferred stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Special Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal

One is a non-routine matter. As such, your broker does not have discretion to vote your shares on Proposal One. We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Special Meeting in accordance with your wishes.

No stockholder shall be entitled to cumulate votes. Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) will receive and tabulate the proxies.

Board of Directors’ Recommendation

The Board of Directors recommends a vote “FOR” the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares (“Proposal One”).

How to Vote

If your shares are registered directly in your name with the Company’s registrar and transfer agent, American Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares and the Notice was sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote electronically during the Special Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares and you are also invited to attend the Special Meeting.

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•
By Internet — If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit control number included on your proxy card in order to vote by Internet.

•
By Telephone — If you have access to a touch-tone telephone, you may submit your proxy by dialing the toll-free telephone number noted on your proxy card and by following the recorded instructions. You will need the 16-digit control number included on your proxy card in order to vote by telephone.

•
By Mail — You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) delivering a written notice of revocation to our Secretary at our principal executive offices; (ii) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted) or, if you requested and received written proxy materials, by signing and returning a new proxy card with a later date; or (iii) by attending the Special Meeting and voting electronically during the virtual Special Meeting.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Special Meeting and voting electronically during the Special Meeting.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter.

MATTER TO BE CONSIDERED AT THE SPECIAL MEETING
PROPOSAL ONE

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors recommends that stockholders of the Company approve an amendment to Article IV of the Company’s Certificate of Incorporation to increase the Company’s authorized Common Stock from 100,000,000 to 150,000,000 shares. As of October 13, 2016, there were 64,770,086 shares of Common Stock issued and outstanding, no shares held as treasury stock and an aggregate of 990,967 shares reserved for issuance under our existing equity compensation plans. As of October 13, 2016, approximately 55,936 shares remain available that could be authorized for future issuance.

The reason for the Amendment is to permit the Company to issue additional shares of Common Stock, or securities convertible into or exercisable for Common Stock, for general corporate purposes such as facilitating future stock splits or stock dividends, financings, compensation plans, business acquisitions, issuing warrants to lenders in connection with any refinancing of existing credit facilities or any new credit facility that the Company may obtain in the future and such other purposes as the Board may approve from time to time. As of the date of this proxy statement, the Company has not entered into any definitive agreement or arrangement providing for the issuance of any of the additional shares of Common Stock that would be authorized under the Amendment. However, additional shares must be authorized in order to continue to provide for the automatic annual increase in the aggregate number of shares of Common Stock issuable under the Company’s 2010 Equity Incentive Plan. Unless required by applicable law or stock exchange rules, no further vote of the stockholders will be required.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Company now has authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

If the Amendment is approved by the stockholders at the Special Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the Amendment as soon as practicable after the Special Meeting. The form of the Certificate of Amendment that would be enacted if the Amendment is adopted is set forth in Appendix A to this proxy statement.

Approval of the Amendment to increase the number of authorized shares of the Common Stock to 150,000,000 shares requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information concerning beneficial ownership of our Common Stock and preferred stock as of October 13, 2016, by:

•	each stockholder, or group of affiliated stockholders, known to us to beneficially own more than 5% of our outstanding Common Stock and preferred stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.
The table below is based upon information supplied by directors, executive officers and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through October 13, 2016.
The percentage ownership is based upon 64,770,086 shares of Common Stock outstanding as of October 13, 2016.
The column in the table below entitled “Number of Shares of Common Stock Beneficially Owned” includes (a) shares of Common Stock subject to options or warrants to purchase Common Stock that are currently exercisable or exercisable within 60 days of October 13, 2016 and (b) shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and directly or indirectly issuable upon exercise of warrants to purchase shares of Series A Preferred Stock. The column in the table below entitled “Percentage of Shares of Common Stock Beneficially Owned” deems the shares of Common Stock set forth in clauses (a) – (b) of the prior sentence to be outstanding and to be beneficially owned by the person holding the options, Common Stock warrants, Series A Preferred Stock or Series A Preferred Stock warrants for the purpose of computing the percentage ownership of the holder thereof, but such securities are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our Series B Preferred Stock is non-voting and is not included for the purposes of the calculations above.
The column in the table below entitled “Number of Shares of Series A Preferred Stock Beneficially Owned” includes (1) shares of Series A Preferred Stock outstanding as of October 13, 2016 and (2) shares of Series A Preferred Stock issuable upon exercise of warrants to purchase shares of Series A Preferred Stock exercisable within 60 days of October 13, 2016. The column in the table below entitled “Percentage of Shares of Series A Preferred Stock Beneficially Owned” deems the shares of Series A Preferred Stock issuable upon warrants held by the holder thereof to be outstanding for the purpose of computing such holder’s percentage ownership, but such securities are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Pursuant to the terms of the Series A Preferred Stock, the Series A Preferred Stock votes together at the Special Meeting with Common Stock on an as converted basis based on a deemed conversion price of $2.95. As such, the columns in the table below entitled “Number of Voting Shares Owned” and “Percentage of Voting Shares Owned” include outstanding shares of Common Stock as of October 13, 2016 and shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock assuming a deemed conversion price of $2.95.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares of Series A Preferred Stock	Percentage of Shares of Series A Preferred Stock Beneficially Owned	Number of Voting Shares Owned	Percentage of Voting Shares Owned
5% Stockholders (other than our executive officers and directors)
Palo Alto Investors, LLC 470 University Avenue Palo Alto, California 94301	14,743,433	(2)	19.3%	780,000	(22)	100.0%	11,149,703	15.3%
Intersouth Partners 102 City Hall Plaza Suite 200 Durham, North Carolina 27701	4,877,480	(3)	7.5%	—	—	4,877,480	6.7%
BAVP, LP 950 Tower Lane, Suite 700 Foster City, California 94404	3,977,391	(4)	6.1%	—	—	3,977,391	5.5%
Domain Associates, L.L.C. One Palmer Square Princeton, New Jersey 08542	3,625,838	(5)	5.6%	—	—	3,625,838	5.0%
Great Point Partners, LLC 165 Mason Street, 3rd Floor Greenwich, CT 06830	3,245,000	(6)	5.0%	—	—	3,245,000	4.5%
Deerfield Management Company, L.P. 780 Third Avenue, 37th Floor New York, NY 10017	14,294,266	(7)	19.5%	—	—	5,878,015	8.1%
North Run Capital, LP One International Place Boston, MA 02110	3,500,000	(8)	5.4%	—	—	3,500,000	4.8%

Directors and Named Executive Officers
Philip Ashman, Ph.D.	427,604	(9)	*	—	—	—	*
Glen Bradley, Ph.D.	118,380	(10)	*	—	—	10,047	*
Mark J. Brooks	103,333	(11)	*	—	—	—	*
Richard S. Eiswirth	1,149,414	(12)	1.7%	—	—	34,974	*
Kenneth Green, Ph.D.	931,365	(13)	1.4%	—	—	136,561	*
Brian K. Halak, Ph.D.	3,730,863	(14)	5.8%	—	—	3,627,530	5.0%
David Holland	639,001	(15)	1.0%	—	—	109,588	*
Garheng Kong, Ph.D.	88,333	(16)	*	—	—	—	*
James R. Largent	108,333	(17)	*	—	—	—	*
C. Daniel Myers	2,026,085	(18)	3.0%	—	—	96,233	*
Peter J. Pizzo, III	123,333	(19)	*	—	—	7,500	*
Calvin W. Roberts, M.D.	425,944	(20)	*	—	—	342,611	*
All current directors and executive officers as a group (12 persons)	9,871,988	(21)	14.0%	—	—	4,365,044	6.0%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Alimera Sciences, Inc., 6120 Windward Parkway, Suite 290, Alpharetta, Georgia 30005.

(2)
Represents 129,011 shares of Common Stock and an aggregate of 420,301 shares of Common Stock issuable upon conversion, and exercise, as applicable, of Series A Preferred Stock and a warrant to purchase Series A Preferred Stock held by Palo Alto Investors, LLC (“PAI LLC”), as an investment advisor and general partner of other funds; 1,216,685 shares of Common Stock and an aggregate of 6,789,323 shares of Common Stock issuable upon conversion and exercise, as applicable, of Series A Preferred Stock and a warrant to purchase Series A Preferred Stock held by Palo Alto Healthcare Master Fund, L.P. (“Healthcare Master”); 1,668,414 shares of Common Stock and an aggregate of 4,519,699 shares of Common Stock issuable upon conversion and exercise, as applicable, of Series A Preferred Stock and a warrant to purchase Series A Preferred Stock held by Palo Alto Healthcare Master Fund II, L.P. (“Healthcare Master II”). Palo Alto Healthcare Fund, L.P. (“Healthcare”) and Palo Alto Healthcare II, L.P. (“Healthcare II”) hold shares of Common Stock indirectly through Healthcare Master and Healthcare Master II. Dr. Patrick Lee and Dr. Anthony Joonkyoo Yun co-manage PAI LLC. PAI LLC, Healthcare Master, Healthcare Master II, Healthcare, Healthcare II, Dr. Lee and Dr. Yun (collectively the “PAI Investors”) filed a Schedule 13G jointly, but not as members of a group, and each of them expressly disclaims membership in a group. Each of the PAI Investors disclaims beneficial ownership, except to the extent of that PAI Investors’ pecuniary interest therein. In addition, Healthcare Master, Healthcare Master II, Healthcare and Healthcare II should not be construed as an admission that any of them is, and each disclaims that it is, a beneficial owner of any of Common Stock, Series A Preferred Stock or a warrant to purchase Series A Preferred Stock.

(3)
Represents 73,590 shares held by Intersouth Affiliates V, L.P.; 1,605,743 shares of Common Stock held by Intersouth Partners V, L.P.; 2,053,381 shares of Common Stock held by Intersouth Partners VI, L.P.; and 1,144,766 shares of Common Stock held by Intersouth Partners VII, L.P.

(4)
The general partner of BAVP, LP is Scale Venture Management 1, LLC (“SVM I”). Mark J. Brooks, a member of our Board of Directors, is a member of SVM I; however, voting and investment power with respect to these shares of Common Stock is shared only by the managing members of SVM 1, Kate Mitchell and Rory O’Driscoll. Ms. Mitchell and Mr. O’Driscoll disclaim beneficial ownership with respect to the shares of Common Stock held by BAVP, LP, except to the extent of their respective pecuniary interest therein, if any. Mr. Brooks is also a member of Scale Venture Management I-A, LLC, which serves as the management company for BAVP, LP and SVM I; however, SVM I maintains the ultimate responsibility for the voting and investment power with respect to these shares of Common Stock.

(5)
Represents 3,590,931 shares of Common Stock held by Domain Partners VI, L.P. and 34,907 shares of Common Stock held by DP VI Associates, L.P. The managing members of One Palmer Square Associates VI, L.L.C., the general partner of Domain Partners VI, L.P. and DP VI Associates, L.P., share voting and investment power with respect to these shares of Common Stock. Brian Halak, Ph.D., a member of our Board, is a member of One Palmer Square Associates VI, LLC, but has no voting or investment power and disclaims beneficial ownership of these shares of Common Stock, except to the extent of his pecuniary interest therein.

(6)
Biomedical Value Fund, L.P. (“BVF”) is the record owner of 821,191 shares of Common Stock (the “BVF Shares”). Great Point Partners, LLC (“Great Point”) is the investment manager of BVF, and by virtue of such status may be deemed to be the beneficial owner of the BVF Shares. Each of Dr. Jeffrey R. Jay, M.D. (“Dr. Jay”), as senior managing member of Great Point, and Mr. David Kroin (“Mr. Kroin”), as special managing member of Great Point, has voting and investment power with respect to the BVF Shares, and therefore may be deemed to be the beneficial owner of the BVF Shares. Biomedical Offshore Value Fund, Ltd. (“BOVF”) is the record owner of 1,183,568 shares of Common Stock (the “BOVF Shares”). Great Point is the investment manager of BOVF, and by virtue of such status may be deemed to be the beneficial owner of the BOVF Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the BOVF Shares, and therefore may be deemed to be the beneficial owner of the BOVF Shares. Class D Series of GEF-PS, LP (“GEF-PS”) is the record owner of 322,610 shares of Common

Stock (the “GEF-PS Shares”). Great Point is the investment manager of GEF-PS, and by virtue of such status may be deemed to be the beneficial owner of the GEF-PS Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the GEF-PS Shares, and therefore may be deemed to be the beneficial owner of the GEF-PS Shares. GEF-SMA, LP (“GEF-SMA”) is the record owner of 917,631 shares of Common Stock (the “GEF-SMA Shares”). Great Point is the investment manager of GEF-SMA, and by virtue of such status may be deemed to be the beneficial owner of the GEF-SMA Shares. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the GEF-SMA Shares, and therefore may be deemed to be the beneficial owner of the GEF-SMA Shares. Notwithstanding the above, Great Point, Dr. Jay and Mr. Kroin disclaim beneficial ownership of the BVF Shares, the BOVF Shares, the GEF-PS Shares and the GEF-SMA Shares described above, except to the extent of their respective pecuniary interests.

(7)
Represents an aggregate of 5,878,015 shares of Common Stock, 8,416.251 shares of Series B Convertible Preferred Stock convertible into 8,416,251 shares of Common Stock held by Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Deerfield Private Design Fund III, L.P., of which Deerfield Management Company, L.P. is the investment advisor. The provisions of the Series B Preferred Stock beneficially owned by the reporting person restrict the conversion of such securities to the extent that, upon such conversion, the number of shares of Common Stock then beneficially owned by the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group” would exceed 9.98% of the total number of shares of Common Stock of the Issuer then outstanding (the “Ownership Cap”). Accordingly, notwithstanding the number of shares of Common Stock reported, the reporting person disclaims beneficial ownership of the shares of Common Stock issuable upon conversion of such preferred stock to the extent beneficial ownership of such shares would cause all reporting persons hereunder, in the aggregate, to exceed the Ownership Cap.

(8)
Represents 3,500,000 shares of Common Stock held by North Run Advisors, LP. Todd B. Hammer and Thomas B. Ellis are the principals and sole members of North Run Advisors, LLC and North Run Advisors LLC is the general partner of North Run Advisors, LP.

(9)
Includes 427,604 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 222,396 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(10)
Includes 108,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(11)
Includes 103,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Mr. Brooks is a member of Scale Venture Management 1, LLC, the general partner of BAVP, LP. Mr. Brooks is deemed to hold the options for the benefit of Scale Management, LLC and disclaims beneficial ownership of these shares of Common Stock, except to the extent of his pecuniary interest therein, if any. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(12)
Includes 1,114,440 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 459,448 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(13)
Includes 794,804 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 313,864 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(14)
Dr. Halak is affiliated with Domain Associates L.L.C. Dr. Halak disclaims beneficial ownership of the shares of Common Stock held by the entities affiliated with Domain Associates referenced in footnote (5) above, except to the extent of his pecuniary interest therein. Includes 1,692 shares of Common Stock owned directly by Dr. Halak. Includes 103,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(15)
Includes 529,413 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 207,563 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(16)
Includes 88,833 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(17)
Includes 108,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(18)
Includes 1,929,852 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 728,480 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(19)
Includes 115,833 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(20)
Includes 83,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016, 40,587 shares of Common Stock held by Calvin W. Roberts MD PC Pension Plan, 6,389 shares of Common Stock held by Calvin W. Roberts IRA. Includes 295,435 shares of Common Stock held in a number of trusts with indirect ownership and 200 shares of Common Stock held by the spouse of Dr. Roberts in the Andrea C. Roberts IRA. Dr. Roberts disclaims beneficial ownership of the shares of Common Stock held in trust. Excludes 11,667 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(21)
Includes 5,506,944 shares of Common Stock issuable upon exercise of options exercisable within 60 days of October 13, 2016, 40,587 shares of Common Stock held by Calvin W. Roberts MD PC Pension Plan, 6,389 shares of Common Stock held by Calvin W. Roberts IRA, 295,435 shares of Common Stock held in a number of trusts with indirect ownership and 200 shares of Common Stock held by the spouse of Dr. Roberts in the Andrea C. Roberts IRA and 144,764 shares of Common Stock held in joint tenancy by an executive and his spouse. Dr. Roberts disclaims beneficial ownership of the shares of Common Stock held in trust. Excludes 2,013,420 shares of Common Stock subject to options that are not exercisable within 60 days of October 13, 2016.

(22)
Includes 21,500 shares of Series A Preferred Stock and a warrant to purchase 6,450 shares of Series A Preferred Stock held by PAI LLC, 231,200 shares of Series A Preferred Stock and a warrant to purchase 69,360 shares of Series A Preferred Stock held by Healthcare Master; and 347,300 shares of Series A Preferred Stock and a warrant to purchase 104,190 shares of Series A Preferred Stock held by Master II. For further information regarding PAI Investors, see footnote (2) above.

INCORPORATION BY REFERENCE
The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which the Company filed with the SEC on March 15, 2016 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which the Company filed with the SEC on August 5, 2016.

OTHER MATTERS
As of the time of preparation of this proxy statement, neither the Board nor management intends to being before the meeting any business other than the matters referred to in the Notice of Special Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING
If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
Alimera Sciences, Inc.
6120 Windward Parkway,
Suite 290
Alpharetta, Georgia 30005

or

Call CG Capital
(877) 889-1972

It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Special Meeting.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Alimera Sciences, Inc.

Alpharetta, Georgia
October 14, 2016

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
ALIMERA SCIENCES, INC.

Alimera Sciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST: The name of the Corporation is Alimera Sciences, Inc.
SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is June 4, 2003, under the name of Alimera Sciences, Inc.
THIRD: That the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorized the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:
RESOLVED, that the first paragraph of Article IV of the Restated Certificate be amended and restated to read in its entirety as follows:
The Corporation is authorized to issue two classes of stock to be designated common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The number of shares of Common Stock authorized to be issued is one hundred fifty million (150,000,000) par value $0.01 per share, and the number of shares of Preferred Stock authorized to be issued is ten million (10,000,000), par value $0.01 per share.
FOURTH: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the General Corporation Law of the State of Delaware.
*    *    *    *    *
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its President and Chief Financial Officer this ____ day of ___________ 2016.

Richard S. Eiswirth, Jr.
President and Chief Financial Officer

A-1

ALIMERA SCIENCES, INC.
6120 WINDWARD PARKWAY
SUITE 290
ALPHARETTA, GA 30005

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/ALIM2016**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E14193-S51513 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ALIMERA SCIENCES, INC.**

**The Board of Directors recommends you vote "FOR" proposal 1.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Supplement is available at www.proxyvote.com.

E14194-S51513

**ALIMERA SCIENCES, INC.**
**Special Meeting of Stockholders**
**November 16, 2016 9:00 AM**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Richard S. Eiswirth, Jr. and Jeffrey W. Burris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ALIMERA SCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, local time, on November 16, 2016, by virtual meeting at www.virtualshareholdermeeting.com/ALIM2016 and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**